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                                                                Exhibit 10.8(vi)

[INDICATED PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND FILED SEPARATELY WITH
 THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
                                   TREATMENT]

                                    SCHEDULE
                             TERRITORY LICENSE NO. 8

QUICK REFERENCE TITLE: Automotive Product (Middle East--DaimlerChrysler and BMW)


Pursuant to ARTICLE 4 of the Data License Agreement between NAVTECH and LICENSEE dated as of the Effective Date identified therein and reiterated below ("Agreement"), NAVTECH and LICENSEE hereby agree to the following additional terms and conditions which, upon the execution of this Schedule, shall become a Territory License under the Agreement.

I.     PARTIES & TERM.

       LICENSEE:                              Harman International Industries,
                                              Incorporated

       Effective Date of Agreement:           [redacted]

       Effective Date of Territory License:   [redacted]

       Expiration Date of Territory License:  July 31, 2005, subject to
                                              Section XII(a) below.

II.    LICENSED TERRITORY.                    United Arab Emirates, Kuwait,
                                              Bahrain, Oman, Saudi Arabia and
                                              Qatar

       Each of the Territories of United Arab Emirates, Kuwait, Bahrain, Oman, Saudi Arabia and Qatar shall be referred to herein as a "Country".

III. LICENSED NAVTECH DATA. Notwithstanding any provision the Agreement to the contrary:

       (a) CONTENT. The NAVTECH Data licensed hereunder is the geographic data of the Licensed Territory developed by NAVTECH and, for each Country, having the features and attributes [redacted].

       (b)    DELIVERY. [redacted]

       (c)    UPDATES. [redacted]

IV.    USE RIGHTS:

       Pursuant to Section 4.1 of the Agreement, LICENSEE's Use Rights are limited to:

       (a)    compiling the NAVTECH Data [redacted]; and

       (b) producing Copies of the NAVTECH Data compiled pursuant to subpart (a) above, based on the most current version of the NAVTECH Data delivered by NAVTECH to LICENSEE that LICENSEE using commercially reasonable efforts is able to compile as of such time, and distributing such Copies, either directly, or through DaimlerChrysler and/or its dealers or BMW and/or its dealers, solely to purchasers of Automotive Products installed as original in-dash equipment in DaimlerChrysler or BMW vehicles, respectively in the Licensed Territory; [redacted]

Harman Territory License #8                CONFIDENTIAL                   Page 1

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V.     APPLICATION.

       "Automotive Products," [redacted]

       Such Automotive Products are limited to ones installed as original in-dash equipment in DaimlerChrysler and BMW vehicles in the Licensed Territory, and do not include after-market Automotive Products. [redacted]


VI.    LICENSE FEES.

       (a) AMOUNTS. LICENSEE shall pay NAVTECH license fees as follows:
           [redacted]

       (b) DUE DATES. [redacted]

VII.   [redacted]

VIII.  MINIMUM ANNUAL LICENSE FEE.
       [redacted]

IX.    CURRENCY.

       U.S. Dollars

X.     BANK ACCOUNT.

       License fees shall be payable to Navigation Technologies Corporation at the bank account specified by NAVTECH from time to time.

XI.    END-USER TERMS.

       Attached as EXHIBIT A.

XII.   SPECIAL PROVISIONS.

       (a)     [redacted]

NAVIGATION TECHNOLOGIES                       HARMAN INTERNATIONAL INDUSTRIES,
CORPORATION                                   INCORPORATED


 /s/ Lawrence M. Kaplan                         /s/ Edwin C. Summers
-------------------------------------         ----------------------
Signature                                     Signature

 Lawrence M. Kaplan                             Edwin C. Summers
------------------------------------          ------------------
Name                                          Name

 VP and General Counsel                         Vice President
--------------------------------------        ----------------
Title                                         Title

Harman Territory License #8                CONFIDENTIAL                   Page 2

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                                    EXHIBIT A
                                 END-USER TERMS

The data ("Data") is provided for your personal, internal use only and not for resale. It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [LICENSEE] ("[LICENSEE]") and its licensors (including their licensors and suppliers) on the other hand.

(C) [insert appropriate year] Navigation Technologies. All rights reserved.

TERMS AND CONDITIONS

PERSONAL USE ONLY. You agree to use this Data together with [insert name of LICENSEE's authorized Application] for the solely personal, non-commercial purposes for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise use, reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

NO WARRANTY. This Data is provided to you "as is," and you agree to use it at your own risk. [LICENSEE] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

DISCLAIMER OF WARRANTY: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR
NON-INFRINGEMENT. Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

DISCLAIMER OF LIABILITY: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

EXPORT CONTROL. You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

GOVERNMENT END USERS. If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, the Data is licensed with "Restricted Rights." Utilization of the Data is subject to the restrictions specified in the "Rights in Technical Data and Computer Data" clause at DFARS 252.227-7013, or the equivalent clause for non-defense agencies. Manufacturer is Navigation Technologies Corporation, 10400 West Higgins Road, Rosemont, Illinois 60018.

INDEMNITY. You agree to indemnify, defend and hold [LICENSEE] and its licensors (including their respective licensors, suppliers, assignees, subsidiaries, affiliated companies, and the respective officers, directors, employees, shareholders,

Harman Territory License #8                CONFIDENTIAL                 Page A-1

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agents and representatives of each of them) free and harmless from and against any liability, loss, injury (including injuries resulting in death), demand, action, cost, expense, or claim of any kind or character, including but not limited to attorney's fees, arising out of or in connection with any use or possession by you of this Data.

ENTIRE AGREEMENT. These terms and conditions constitute the entire agreement between [LICENSEE] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

GOVERNING LAW. The above terms and conditions shall be governed by the laws of The Netherlands, without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded. You agree to submit to the jurisdiction of The Netherlands for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

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